AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 11, 2022, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2022, as supplemented; and the

Summary Prospectus dated February 4, 2022, as supplemented.

Effective as of the close of business on July 11, 2022 (the “Effective Date”), the AXS Managed Futures Strategy Fund (the “Fund”) is closed to purchases of shares from new investors. In addition, as of the close of business on the Effective Date, shares of the Fund cannot be exchanged for shares of other funds managed by AXS Investments LLC (the “Advisor”) and shares of other funds managed by the Advisor cannot be exchanged for shares of the Fund. Existing shareholders may continue to purchase and redeem Fund shares. If all shares of the Fund held in an existing account are redeemed following the Effective Date, the shareholder’s account will be closed.

As previously disclosed, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into the AXS Chesapeake Strategy Fund (the “Reorganization”), a separate series of the Trust with a similar investment objective and investment strategies as the Fund. No vote of the shareholders of the Fund is required to approve the Reorganization.

A Prospectus/Information Statement that contains important information about the Reorganization, including information about the AXS Chesapeake Strategy Fund’s investment strategies, risks, fees and expenses, has been mailed to holders of the Fund’s shares as of the record date June 27, 2022. The Reorganization is expected to take effect as of the close of business on July 22, 2022.

Please file this Supplement with your records.